UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ___________________________
                                    FORM 8-K
                          ___________________________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 JULY 26, 2005
           Date of report (Date of earliest event reported)

                                   TSR, INC.

             (Exact Name of Registrant as Specified in its charter)

DELAWARE                        0-8656                      13-2635899
--------                ----------------------          ------------------
(State or Other        (Commission File Number)         (I.R.S. Employer
Jurisdiction                                            Identification No.)
of Incorporation)

                      400 OSER AVENUE, HAUPPAUGE, NY 11788
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)

                                 (631)231-0333
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

___ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.  Entry  into a  Material  Definitive  Agreement.
On July 26, 2005, effective as of June 1, 2005, the Company entered into a new employment agreement with John Sharkey, Vice President of Finance and Controller of the Company. The agreement is for a term ending on May 31, 2010. This agreement supersedes his prior employment agreement, which was scheduled to terminate on December 31, 2005.

ITEM 9.  Financial Statements and Exhibits.
         Exhibit 10.1 Employment Agreement dated as of June 1, 2005 between the Company and John Sharkey

         Exhibit 27.1   Press Release dated July 26, 2005

ITEM 12. Results of Operation and Financial Condition.

     On July 26, 2004, the Registrant issued a press release with respect to its operating results for the year ended May 31, 2005, a copy of which is filed as
Exhibit 27.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TSR, INC.

                                By: S/ JOHN G. SHARKEY
                                ---------------------------------------
                                Name: John G. Sharkey
                                Title: Vice President and Secretary

Date:    July 28, 2005

                                 EXHIBIT INDEX

Exhibit No.     Description

10.1 Employment Agreement dated as of June 1, 2005 between the Company and John Sharkey

27.1            Press Release dated July 26, 2005